SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------
                                    FORM 8-K

                                 Current Report
                           --------------------------

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):

                                February 17, 1998

                           --------------------------

                             MACROVISION CORPORATION
             (Exact name of Registrant as specified in its charter)


Delaware                                000-22023          77-0156161
(State of jurisdiction of               (Commission File   (I.R.S. Employer
incorporation or organization)          Number)             Identification No.)

                               1341 Orleans Drive
                           Sunnyvale, California 94089
                                 (408) 743-8600
         (Address and Telephone Number of Principal Executive Offices)

                           --------------------------

       This report on Form 8-K, including all exhibits, contains 8 pages.

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ITEM 5.  OTHER EVENTS

     On February 17, 1998, the Registrant acquired 247,500 shares (approximately 19.8%) of the common stock of C-Dilla, Ltd., a UK company ("C-Dilla") for a purchase price of 2,121,212 British Pounds (approximately $3,500,000). On February 17, 1998, the Registrant also entered into a "Software Marketing Licence and Development Agreement," (the "Agreement") under which it has obtained, for an initial five-year term, the world-wide exclusive license to market in the consumer multimedia software market C-Dilla's proprietary copy protection technology for CD-ROM and internet-delivered software products. The Registrant paid 606,060 British Pounds (approximately $1,000,000) in up-front license fees subject to offset against future royalties and will pay royalty payments to C-Dilla of between 30% to 45% of revenues from sales of software products incorporating C-Dilla's technology. In the event that the Registrant fails to reach minimum royalty levels of $2,000,000 in year three of the Agreement, $5,000,000 in year four, and $10,000,000 in year five, the license becomes a non-exclusive license for the term of the Agreement. Additionally, in connection with C-Dilla's granting of licenses for certain of its products outside of the markets for which the Registrant has been granted rights under the Agreement, C-Dilla will pay to the Registrant royalties of between 7.5% to 30% of revenues from such licenses. The Registrant has the option to extend the initial term of the Agreement for an additional five year period upon payment of an option fee of $1,000,000 and an additional license fee of $5,000,000 which fee may be paid through future increased royalty payments.

         Under the terms of the Agreement, the Registrant also agreed to develop jointly with C-Dilla certain other proprietary copy protection technologies for CD-ROM, DVD-ROM and other digital delivery methods. A copy of the press release issued by the Registrant on February 17, 1998, concerning the foregoing transactions is filed herewith as Exhibit 20 and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (a)      Financial Statements of Businesses Acquired. Not applicable.

    (b)      Pro Forma Financial Information. Not applicable.

    (c)      Exhibits:

    Exhibit Number   Description of Document

    20 Press Release of the Registrant, dated February 17, 1998, announcing the Registrant's joint marketing and development agreement with, and equity investment in, C-Dilla.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                Macrovision Corporation:

Dated:  March 3, 1998           By: /s/ Victor A. Viegas
                                -------------------------------------------
                                Vice President, Finance and Administration
                                and Chief Financial Officer


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                                  EXHIBIT INDEX



Exhibit Number       Description of Document

                     20 Press Release of the Registrant, dated February 17, 1998, announcing the Registrant's joint marketing and development agreement with, and equity investment in, C-Dilla.


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